HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-151805        HV-6776 - Premier Innovations(SM)

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Supplement dated March 6, 2014 to your Prospectus

THE HARTFORD GLOBAL RESEARCH FUND – CLASS R4

1.                  FUND NAME CHANGE

Effective on or about May 30, 2014, the following name change is made to your Prospectus:

Old Name	New Name
The Hartford Global Research Fund - Class R4	Hartford Global Equity Income Fund - Class R4

As a result of the change, all references to the Old Name in your Prospectus are deleted and replaced with the New Name.

2.                     FUND OBJECTIVE CHANGE

Effective on or about May 30, 2014, the investment objective for The Hartford Global Research Fund Sub-Account is deleted and replaced with:

Seeks a high level of current income consistent with growth of capital.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.